U.S. Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

                                     Date of Report (Date of earliest event reported):  November 11, 2004

INFOTEC BUSINESS SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

NEVADA

 333-90618

98-0358149

(State or other jurisdiction

Commission

   (I.R.S. Employer

of incorporation)

File No.

Identification No.)

Suite 1400, 400 Burrard Street,  Vancouver, B.C. Canada

 V6C 3G2

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code  (604) 777-1707

(Former address and former fiscal year end, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ]

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement,

Item 2.01

Completion of Acquisition or Disposition of Assets.

On November 11, 2004, Infotec Business Systems, Inc., a Nevada corporation (the "Registrant"), Galaxy Networks Inc. ("Galaxy"), a British Columbia development- stage application services providing corporation, and the Stockholders of Galaxy ("Galaxy Stockholders") entered into a Stock Purchase Agreement (the "Agreement") whereby the Registrant agreed to acquire 100 common shares of Galaxy representing 100% of the issued shares of Galaxy, in exchange for the issuance of 20,000,000 shares of restricted common stock of the Registrant.

The stockholders coming from Galaxy to the Registrant are Carol Shaw, Ed Clunn, Barry Foreman, Jason Shen and Stephen Liu.  The principle stockholders remaining with the Registrant are Robert Danvers, Danby Investment Corp. and Chantal Trudeau.

The Registrant has made representations and warranties to Galaxy and the Galaxy Stockholders about matters that are customarily included in stock purchase agreements.  These matters include financial statements, authorization, absence of undisclosed liabilities, disclosure, no material adverse changes; organization, good standing and operations of the Registrant and compliance with laws.

Galaxy and the Galaxy Stockholders have made representations and warranties to the Registrant about matters that are customarily included in stock purchase agreements.  These matters include the organization and good standing of Galaxy and the ownership of shares, financial statements, authorization, no material adverse changes, disclosure, compliance with laws, title to tangible, intangible and intellectual property assets and the operations of Galaxy.

Both the Registrant and Galaxy and the Galaxy Stockholders have agreed to indemnify the other party from any loss due to any inaccuracy in or any breach of any representations, warranties, covenants or agreements in the Agreement or delivered pursuant to this Agreement, for twelve months following the closing date (November 11, 2004.)

There are no material relationships between the Registrant and Galaxy or any of Galaxy’s affiliates, directors or officers, or associates of any of such directors or officers, other than in respect of the agreements described above and related matters.

The Registrant is an emerging development-stage company that plans to be involved in online service provision including streaming media, application services and internet security and the development of new products.  The Registrant expects to earn revenues from services and from the sale of media servers and digital certificates.  The objective of the Registrant is to market its products and services.

Galaxy Networks, headquartered in Richmond, British Columbia, is involved in the development and marketing of third generation video streaming solutions.  Galaxy also offers a wide variety of ASP products and services including, web site hosting; e-mail hosting; web-based e-mail; streaming video services.  Galaxy is currently developing systems and business relationships to enable it to add VOIP services to its product offering.  Galaxy has experience in delivering high quality, cost effective service solutions to such well known organizations as hotSPORTSnetworks Corp., VStreetVenue, Kidzworld.com, Second Avenue Studio and allhollywood.com.

The foregoing description of the Agreement is not a complete summary.  The reader is urged to read the complete documents, copies of which are attached as exhibits to the Registrant’s current report on Form 10-QSB, for a complete description of the terms and conditions of such document.

Item 3.02

Unregistered Sale of Equity Securities.

On November 11, 2004, the Registrant authorized the issuance of 500,000 common shares in respect of a finders fee, at an agreed price of $0.056 per share.  The finders are non-US persons and acquired their shares pursuant to exemptions provided by REG-S.

Item 5.01

Changes in Control of Registrant.

Pursuant to the Share Purchase Agreement described in Item 1.01, above, effective as of November 11, 2004, the Registrant acquired Galaxy. The consideration exchanged under the acquisition was negotiated at "arms length," and the sole director of the Registrant used the following criteria in evaluating whether the Reorganization should be completed: (i) the relative value of the assets of the Registrant in comparison to those of Galaxy; (ii) the present and past business operations of Galaxy; (iii) the future earning potential of Galaxy; (iv) the management of Galaxy; and (v) the potential benefit to the shareholders of the Registrant. The sole director of the Registrant determined, in his good faith judgment, that the consideration for the exchange was reasonable under these circumstances. The Registrant did not employ any independent appraiser or investment banker to provide any opinion of fairness or valuation.

No director, executive officer or five percent or more shareholder of the Registrant had any direct or indirect interest in Galaxy or the Galaxy Stockholders prior to the completion of the acquisition; similarly, no nominee for director, Galaxy Shareholder or beneficial owner of any Galaxy Stockholder had more than a nominal interest in the Registrant prior to the closing of the reorganization. The source of consideration used by the Registrant to acquire Galaxy was the exchange of common stock of the Registrant for common stock held by the Galaxy Stockholders.

By virtue of (i) the percentage of the Registrant acquired under the terms of the Agreement by the Galaxy Stockholders and (ii) the provisions of the Agreement that required the resignation of the sole director of the Registrant and the appointment of new directors of the Registrant by the Galaxy Stockholders, the consummation of the Agreement may be deemed to have involved a "change of control." The primary bases of the "control" by the Galaxy Stockholders are stock ownership and management positions.

In order to consummate the transaction under the Reorganization Agreement, the Registrant was required to: (i) have appointed Barry Foreman and Carol Shaw as the members of the Board of Directors of the Registrant, with the concurrent resignation of Robert Danvers as the sole member of the Board; (ii) issue, an aggregate of 20,000,000 shares of its common stock for 100% of the outstanding shares of Galaxy.

Prior to the transaction, there were 18,350,000 shares of the Registrant’s common stock outstanding. Immediately following the transaction, there were 38,850,000 shares of the Registrant’s common stock issued and outstanding.

Directors and Officers

Immediately following the share exchange, the directors and officers of the Registrant were as follows:

Carol Shaw

40

Director, President and CEO

Barry Foreman

25

Director, Secretary and Treasurer

Directors are elected at the annual meeting of stockholders and serve for a term of one year, or until removed from office in accordance with our bylaws, or their successors are elected and qualify.  Officers are appointed by the Board of Directors.  The officer’s terms of office are, except to the extent governed by employment contract, at the direction of the board of directors.  Directors do not currently receive any compensation for their services in acting as directors.

Security Ownership of Certain Beneficial Owners and Management.

The following table sets forth certain information regarding our common stock beneficially owned as of the date of this report, by:

 (i)

each stockholder known by us to be the beneficial owner of five (5%) percent or more of our outstanding common stock;

(ii)

each of the our executive officers and directors; and

(iii)

all executive officers and directors as a group.

As at November 11, 2004, after giving effect to the Agreement, there were 38,850,000 shares of our common stock issued and outstanding.

Name and Address of

Amount and Nature of

Percent

Beneficial Owner (1)

Beneficial Owner  (2)

 of Class

Carol Shaw (6)

15,750,000

                          40.5%

Barry Foreman

3,000,000

                             7.7%

Ed Clunn (6)

12,750,000

                           32.8%

Robert Danvers (3),(4),(5)

10,788,000

               28.1%

Chantal Trudeau (3)

 1,967,200

                              5.1%

Danby Investment Corp. (4)  3,934,400

          10.2%

All Executive Officers

and Directors as a group

 (2 persons)

        18,750,000

                            48.3%

_____________________

(1)

Unless otherwise indicated the address of each of the listed beneficial owners identified is  Suite 1400 - 400 Burrard Street, Vancouver,  BC  V6C 3G2.

(2)

Under securities law, a person is considered a "beneficial owner" of a security if that person has or shares power to vote or direct the voting of such security or the power to dispose of such security.  A person is also considered to be a beneficial owner of any securities of which the person has a right to acquire beneficial ownership within 60 days.

(3)

Includes 1,967,200 common shares held in the name of Chantal Trudeau.  Robert Danvers is the spouse of Chantal Trudeau.  Each disclaims beneficial ownership of the shares beneficially owned by the other.

(4)

Includes 3,934,400 common shares held in the name of Danby Investment Corp., a British Columbia corporation on behalf of Simon Danvers as to 1,967,200 common shares and Nicholas Danvers as to 1,967,200 common shares.  Simon Danvers and Nicholas Danvers are the minor children of Robert Danvers and Chantal Trudeau.  Simon Danvers and Nicholas Danvers shares are held in trust by Danby Investment Corp. for their benefit.  Robert Danvers is the President and sole shareholder of Danby Investment Corp..  As trustee, Robert Danvers has full direction and control of the shares held beneficially for Simon Danvers and Nicholas Danvers.

(5)

Includes 422,400 common shares held in the name of Danby Technologies Corporation, a British Columbia corporation.  Robert Danvers is the President and sole shareholder of Danby Technologies Corporation.

(6)

Includes 12,750,000 common shares held in the name of Edward Clunn.  Carol Shaw is the spouse of Edward Clunn.  Each disclaims beneficial ownership of the shares beneficially owned by the other.

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers .

In accordance with the Stock Purchase Agreement, on November 11, 2004, the Board of the Registrant received the resignation of Robert Danvers as a director and officer of the Registrant and appointed Carol Shaw a director and its Chief Executive Officer and Barry Foreman a director and its Secretary and Treasurer.

Carol Shaw is 40 years old, Ms. Shaw was a cofounder of Galaxy Networks Inc.  Ms. Shaw has an extensive and successful financial management history, with a background on Tax and small business accounting.  Ms. Shaw has managed the financial operations of a real estate company, a local long distance carrier and several technology companies.  Ms. Shaw has extensive training in marketing and has produced marketing material including comprehensive training manuals, brochures, and advertising materials.  Ms. Shaw has also designed and implemented a long distance billing and accounting software package, allowing automated invoicing, statement and account management and has been involved in the coordination of network deployment, and system resource management for several Internet companies including Galaxy Networks Inc.

Barry Foreman is 25 years old,  Mr. Foreman has been involved as a private investor for several years in various private/public entities. His is currently the Chief Financial Officer of Vstreetvenue, a public relations firm and maintains an advisory  role in asset management for Europus Capital Inc.

Item 8.01

other Events.

Forward Looking Statements

        This Report on Form 8-K contains forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by forward-looking words such as "may", "will", "expect", "intend", "anticipate", "believe", "estimate", "continue" and other similar words.  You should read statements that contain these words carefully because they discuss our future expectations, making projections of our future results of operations or our financial condition or state other "forward- looking" information.  Forward-looking statements involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of the Registrant to be materially different from those which may be expressed or implied by such statements.  Any cautionary language in this report provides examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we described in our forward-looking statements.  the registrant does not undertake any obligation to publicly update forward-looking statements to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Organization

The Registrant was incorporated under the laws of the State of Nevada on August 30, 2001 and effective October 3, 2001, entered into an agreement to acquire the prior development, designs and pilot implementation of a virtual office system from Danby Technologies Corporation in consideration for a purchase price of $60,000 and a royalty on our net revenues from the system or products or services which use the system.  Royalties are determined at the rate of 2% of net revenues until the amount paid or payable aggregates $250,000 and thereafter, at the rate of 1%.

In February 2003, the Registrant filed a Form of Certificate Change to amend its Certificate of Incorporation, to increase its authorized and issued capital stock through a 1 to 6 forward split to 450,000,000 shares of capital stock authorized for issuance, consisting of 300,000,000 shares of common stock (par value $0.001) and 150,000,000 shares of preferred stock.

In May 2003, the Registrant entered into a licensing agreement with CTEC Security Solutions Inc., a company with a director in common at that time, to enable us to incorporate public key infrastructure security into our online systems.  The licensing agreement, which was amended September 2003, is for an initial three year period and allows us to sell commguardT branded products and services throughout the world for a royalty composed of $0.25 per month for each digital certificate issued and in force and 10% of the net sales revenues derived from these products, to an aggregate $7.5 million and 7.5% thereafter.

On September 29, 2004, the Registrant entered into a Stock Purchase Agreement, with Cackleberries Entertainment Inc. ("Cackleberries") and certain of its stockholders, to acquire, by way of share exchange, 99% of the issued shares of Cackleberries.  The terms of this acquisition included the issuance of 23,760,000 common shares of the Registrant.  On November 9th, 2004, the Stock Purchase Agreement of September 29, 2004 and the acquisition of Cackleberries was terminated and its effect cancelled by mutual consent of the parties.

The Registrant’s Business

The Registrant is an emerging development company.  Its plan is to continue its current operations and those of Galaxy and to combine their respective technologies and business opportunities.  The Registrant’s current business involves the design, development and marketing of online services and systems, and products and services to provide privacy and security for the digital world.  Its products and service offering includes an online office platform for integration with customers online services and e-security services that provide end-to-end total solutions for e-mail communication security, online identity management and trusted digital signatures.

Galaxy is an emerging development company, that designs, assembles and markets a digital video encoder/broadcasting device coupled with a storage, management, and distribution system.  The Galaxy System has proprietary software running a hardware platform.  In addition to streaming media services, Galaxy offers ASP services including:

-

Web Hosting Services

-

Database Services

-

E-Mail Services

-

FTP Services

-

Name Server Management

-

Bandwidth re-sale

-

Server Co-location.

The Registrant’s strategy is to combine its current technology and opportunities with Galaxy, develop business relationships and opportunities, accelerate its marketing and to earn revenues from monthly services fees, system sales, usage or transaction fees, and from custom development.

Products and Services

The Registrant currently markets an online office platform for integration with customer’s online services and e-security products and services that provide end-to- end, total solutions for e-mail communication security, online identity management and trusted digital signatures.

The Registrant offers a range of e-security products and services, directed at the diverse privacy and security needs of customers for their digital data, communications and transmissions.  The Registrant provides its e-security services principally as an online application or service which is marketed under the commguardT  brand.   e-security products and services incorporate digital certificates which are generated by the Registrant’s back-end, cryptographic systems and are designed and generated in accordance with industry standards and protocols.  The Registrant provides a full system for generating, deploying and managing its e-security solutions including:

-

fully managed back-end systems;

-

all components such as digital certificate, smart cards, readers and tokens;

-

service and support;

-

custom solution development; and

-

applications to manage a customer’s roll out and ongoing maintenance of digital certificates.

The Registrant’s e-security products and services incorporating its digital certificates interoperate with most computer systems and today’s applications, and provide for:

-

encryption of e-mail communications digital communications, digital transactions, networks, applications, digital data and computing devices; and

-

digital credentials or signatures that distinctly identify the sender or user.

Digital certificates re also used to secure online access for web sites and Internet accessible systems or applications.

Galaxy

Galaxy provides a complete solution for streaming digital media over the Internet.  Galaxy’s "Encoder" series provides capture, edit and content delivery.  The Galaxy Media Server system allows both content distribution via the Internet and the application of Digital Rights Management technologies for securing such content.

The Galaxy Encoder (3rd Generation Streaming)

Galaxy designs, assembles and markets a digital video encoder / broadcasting device coupled with a storage, management, and distribution system.  The Galaxy Encoder has proprietary software running a hardware platform.  It manages large volumes of entertainment programming and has content archive, search, access, serve and track capability.  Software selects and assembles various pieces of stored content as separate digital files into a single continuous seamless programming block for playback or broadcast.  The Encoder was designed and developed to replace an entire room of traditional equipment that would otherwise be needed to drive a broadcasting operation.

The Galaxy Encoder series has been design with ease of use in mind, allowing anyone with a broadband connection to broadcast their message to thousands of viewers worldwide.

The Galaxy Media Services Hardware Platform

The Galaxy Media Services Platform represents the solution for the next generation of asset management operations.  Galaxy co-locates its servers at a secure location in Vancouver, Canada from which they have direct access to the local Internet backbone.  This point of presence allows Galaxy to offer the following platform services:

-

Streaming Video Services - include Windows Media 9 (Instant On, DVD Quality streaming, and Apple Quicktime Streaming (for cross platform compatibility)

-

Web Hosting Services  -  include Internet Information Server 6, Cold Fusion MX 6.0, PHP, and frontpage.

-

Database Services -  include SQL Server and MySQL server

-

E-Mail Services - include POP3, SMTP, IMAP, LDAP, with a client Web access and management interface and web mail

-

FTP Services - include Client access to WebDav (Web folders.)

-

Name Server Management

-

Bandwidth resale - through the Galaxy facilities customers at up to 1 GBps.

-

Server Collocation - secure co-location and fast Internet services.

The Galaxy Broadcast Network

Galaxy provides its own unique streaming video delivery system to enable customers to stream content to their specific audiences.  Galaxy provides full service capabilities enabling it to receive client produced video and to encode it for webcasting or to produce content in its entirety, from filming to editing to delivery over the Internet to communicate important news, events, and information to client databases.  Galaxy has developed technology that makes digital streaming video easy, fast and cost effective including tracking software lets customers know who views their video communications, the length of time they view it and, in the case of archived video, how many times they view it.  This information is available for utilization by specific billing and action tracking applications.

Galaxy provides 3rd Generation streaming video technology.  Using a mix of the latest leading vendor software and proprietary coding, the Galaxy Encoder allows for push streaming of real time broadcasts and does not require a stream be uploaded to a server and then pulled, or accessed, by viewers.  The delivery of streaming video through Galaxy’s network has been optimized to provide a smoother, clearer and more enjoyable viewing experience, even when viewed in full screen mode.

Galaxy Broadcast Encoder

Companies anticipating a significant amount of in-house content filming and streaming may choose to purchase a fully configured Galaxy Encoder for use in conjunction with Galaxy’s streaming video servers.  Galaxy provides an encoder that also serves as a fully functioning computer, keyboard and monitor.

Galaxy’s Series 300 Encoder specifications include:

Intel P4 3.06 GHz, 120 Gbyte HDD, 512 Mbytes

DDR Ram, Analog YC, Firewire input & output.

Windows XP Pro, StreamSummit Encoder Software

IEEE 1394 FireWire, Winnov Capture Card,

15" BenQ TFT Flat Panel Monitor, Keyboard

& Mouse.

Sales & Technical Support

Galaxy provides professional levels of sales and technical support including regular product demonstrations through meetings and on the web via the Galaxy Broadcast Network.  Galaxy’s technical support is available 24 hours a day, seven days a week.

Markets

The Registrant has identified and is focused on exploiting the need for privacy and security by firms communicating, transmitting or otherwise accessing the Internet and other network systems within, among others, markets such as: Online filing of documents;  associations and groups; B2B web sites; and Independent Service Vendors ("ISVs") and other resellers and channel partners.

The Registrant has also identified a market for its products and services with system developers and integrators including web site developers and has developed a specific programs and packages for its digital certificates and e-security solutions including those for, e-mail security, ISVs, and product resellers.

Galaxy’s markets are those business and other organizations in a variety of industries who have digital media which they desire other parties to view.  Galaxy has identified and is focused on exploiting, among others, markets such as:

-

content rich websites looking to add a next generation edge to their products;

-

high volume websites, currently paying too much for bandwidth; and

-

individuals requiring innovative solutions to training and certification.

This is the market that has proven most responsive to the Galaxy product offering, so we continue to reach into this market for new prospects.

Delivery and Distribution

The Registrant’s and Galaxy’s systems and online services are established and maintained in our own and other co-location facilities and are accessible by our customers, 24 hours a day, 7 days a week via the Internet.

Intellectual Property

The Registrant and Galaxy have obtained the right to use the Internet domain names www.infotecbusinesssystem.com, infotecbusinessstrategies.com,  infoteconlineoffice.com and yourgalaxy.com.  They do not have and cannot acquire any property rights in an Internet address.

The Registrant markets their e-security services and solutions under the commguardT  brand, subject to the terms and conditions as are set out in a licensing agreement with CTEC Security Solutions Inc.   commguardT  is the registered trademark of CTEC.

To protect the Registrant’s rights to intellectual property, it will rely on a combination of trademark, copyright law, trade secret protection, and confidentially agreements although they do not have confidentiality agreements signed in every instance.  The Registrant’s products and services incorporate some commercial computer software and intellectual property owned by others, for which we are required to pay licensing fees.

Competition

The market for online services and e-security solutions is broad and encompasses many approaches and forms.  The Registrant and its subsidiaries will compete with numerous providers of online and Internet security services, many of which have far greater financial and other resources than they do.  Many of these companies have established histories and relationships in providing such systems and services that enable them to attract talent, marketing support, the interest of decision makers and financing.   Many of the firms within this industry are large and have significant resources for sales, marketing and research and development that the Registrant does not have.  Moreover, proven track records are of paramount consideration in selecting vendors and service providers.

The Registrant plans to compete, by focusing on niche markets including specialized business service opportunities as outlined above in the section titled "Markets" and to market principally to resellers and channel partners..

The Registrant believes that in the markets it serves, it has products and services which are competitively positioned in relationship to their competitors including: competitive technology and products and services; web based management applications and systems; custom development; flexible billing and payment programs; support and service; and volume pricing.

While the Registrant’s management team has significant business experience, we, as a company, have little proven track record in the online services and security industry and can accordingly provide no assurance that it will be able to successfully market its products and services or compete within this industry.

Government Regulations

The Registrant and its subsidiaries are not currently subject to direct regulation by any governmental agency other than laws, rules and regulations generally applicable to businesses including a number of laws and regulations that have been adopted in the jurisdictions we operate or wish to operate with respect to the Internet generally, covering issues such as user privacy, pricing, and characteristics and quality of products and services.  Currently, governmental regulations have not materially restricted the use or expansion of the Internet.

Research and Development

The Registrant and its subsidiaries undertake development selectively in support of specific sales opportunities and devote a significant proportion of their technical resources thereafter to maintaining its infrastructure and upgrading and enhancing existing systems in order to maintain service and a competitive positioning.

Employees

The Registrant currently engages two full-time employees and two part-time contractors.  As prospects and circumstances warrant, additional full-time and part-time employees, as well as consultants will be engaged, to perform required services.  The Registrant has no collective bargaining agreements with any unions and believes that its overall relations with its employees and contractors is excellent.

Description of Property

The Registrant does not own or lease any real property.  The Registrant’s principal executive offices are located at suite 1400, 400 Burrard Street, Vancouver, B.C.  V6C 3G2.  Galaxy Networks  Inc., leases its office premises of 800 square feet at suite 343 - 13988 Cambie Rd., Richmond, British Columbia on a month to month basis since September. 2003.

Additional Risk Factors

Infotec Business Systems, Inc., is an emerging development stage company and accordingly, there are many risks that affect its operations and ultimate viability.  It is not possible, however, to foresee all risks which may affect the registrant and its operations. Moreover, the registrant cannot predict the magnitude of each risk nor can it predict whether it will successfully effectuate its current business plan.  Each prospective investor is encouraged to carefully analyze the risks and merits of an investment in the registrant’s shares and to take into consideration when making such analysis, among others, the additional risk factors set out below.

Operating History - The registrant is presently in the process of marketing products and services they have developed or acquired.  The Registrant has only a limited operating history from which investors can evaluate its future business prospects or management’s performance.  As a result, you have no reliable means to determine whether you should make an investment in this company.

Marketable Products - In order to sell its products and services, the Registrant must demonstrate to potential customers that they have systems and services that are functional, supported, cost effective and address their needs.  The Registrant has developed products and services which it has introduced to potential customers.  At present however, they have only limited history in offering and supporting these product offerings.  If products and services do not meet customer needs and if customers are not convinced the Registrant can maintain, support and upgrade its offerings in future, or if the Registrant’s products contain product flaws or bugs, they will not be able to successfully market their products and services or earn revenues.

Staff Availability - The Registrant currently engages two full time and two part- time technical consultants for development and for sales and product service and support.  The Registrant does not currently have employment agreements with any of the directors, officers, employees or contractors it depend on for the successful implementation of its plan.  Moreover, the Registrant’s ability to sell its products and successfully implement its business plan may be adversely affected by the limitation in availability of staff.

Competition - The registrant faces competition from a wide range of competitors in the online application services industry.  These companies include large, well established and financially stronger companies.  The registrant does not resources to compete and may never have sufficient funds to be able to refine its offerings and successfully market its offerings so that it may become a factor in the industry.  These competitive disadvantages represent another factor which may cause investors in our stock to lose the value of their investment.

Management Control - Management owns or controls approximately 48% of the outstanding shares of our common stock.  Accordingly, they will have almost complete influence in determining the outcome of all corporate transactions and business decisions.  The interests of management may differ from the interests of the other stockholders, and since they have the ability to control most decisions through their control of our common stock, investors will have limited ability to affect decisions made by management.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired. The financial statements of the business acquired shall be filed by amendment within the appropriate time period after the date of Report on Form 8-K. must be filed.

(b)

Pro Forma Financial Information. The pro forma financial information shall be filed by amendment within the appropriate time period after the date of Report on Form 8-K. must be filed.

(c)

Exhibits

Description of Documents

99.1

News Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INFOTEC BUSINESS SYSTEMS, INC.

(Registrant)

By: /s/  Carol Shaw

(Carol Shaw,  Principal Executive Officer)

DATED. November 17, 2004